AXIS Capital KBW Annual Insurance Conference New York, NY Albert Benchimol, President & CEO September 3, 2014 Exhibit 99.1

Safe Harbor Statement
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,”
“expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• The occurrence and magnitude of natural and
man-made disasters,
• Actual claims exceeding our loss reserves,
• General economic, capital and credit market
conditions,
• The failure of any of the loss limitation methods
we employ,
• The effects of emerging claims, coverage
and regulatory issues, including uncertainty related to
coverage definitions,
• The failure of our cedants to adequately evaluate risks,
• Inability to obtain additional capital on favorable terms, or at all,
• The loss of one or more key executives,
• A decline in our ratings with rating agencies,
• Loss of business provided to us by our major brokers,
• Changes in accounting policies or practices,
• The use of industry catastrophe models and changes to
these models,
• Changes in governmental regulations,
• Increased competition,
• Changes in the political environment of certain countries
in which we operate or underwrite business, and
• Fluctuations in interest rates, credit spreads, equity
prices and/or currency values.

AXIS delivers a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength
Hybrid (Re)insurer with Strategic Flexibility
o
AXIS Re: Diversified global reinsurer with 2013 GWP of $2.1bn
o
AXIS Insurance: Global specialty insurer with 2013 GWP of $2.6bn
Experienced leadership team with average industry experience of 29 years
Excellent financial strength and flexibility
o
Financial Strength Ratings: A+/ Stable (S&P, A.M. Best, Fitch), A2/ Stable (Moody’s)
o
Solid reserve position: 2013 IBNR of 62% of net loss reserves
o
Average aggregate Fixed Income portfolio rating of AA- with average duration of 2.9 yrs
AXIS Capital:  Investment Highlights

Hybrid (Re)insurer with Strategic Flexibility
(1)
(2)
AXIS Insurance AXIS Re
‘02-’13 GPW $22.8
‘02-’13 Underwriting Income $2.2
’02-’13 Aggregate Combined Ratio 84%
‘02-’13 GPW $17.8
‘02-’13 Underwriting Income $1.9
‘02-’13 Aggregate Combined Ratio 88%
2002-2013 Aggregate
Gross Premiums Written
($ in Billions)
Consolidated AXIS
‘02-’13 GPW $40.6
‘02-’13 Underwriting Income $4.1
(1)
‘02-’13 Aggregate Combined Ratio 89%
(2)
4
44%
56%
AXIS Insurance
• 742 Employees
•
• Underwriting Profit every year
• 212 Employees
•
• Underwriting Profit 10 of 12 years
Includes corporate expenses.
Underwriting income is a “non-GAAP financial measure” as defined in SEC Regulation G.  A reconciliation of this amount to the nearest GAAP financial measure (income before income taxes) is provided on slide 18, as is a discussion of the rationale for the presentation of this item.
GPW CAGR 2002 – 2013 = 11%
GPW CAGR 2002 – 2013 = 19%

Average ROACE (2002-2013) by Quintile
Highest 1st
2nd
3rd
4th
Lowest 5th
AXS

2002-2013 Average ROACE vs. Volatility (Standard Deviation)
Volatility by Quintile

st
5
th

nd

rd

th
US
Specialty
US
Scale
Bermuda
Hybrid
Reinsurance
Predominating
Property
Cat
Delivering Top-Quintile Average ROACE

Sources: Company documents.
Note:  US Specialty group includes American Financial, HCC, Markel, RLI, W.R. Berkley, and Alleghany. US Scale group includes Chubb, CNA,
Hartford, and Travelers. Bermuda Hybrid group includes ACE, Arch, Argo, Aspen, Allied World, AXIS, Endurance, and XL. Reinsurance
Predominating group includes Partner Re, Platinum, and Everest Re. Property Catastrophe Reinsurance group includes Montpelier and RenRe.
Aspen and Platinum average ROACE calculated from 2003-2013.
Lowest
Highest

$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$13.90
$13.90
$16.88
$0.14
$16.74
$19.93
$0.64
$19.29
$19.58
$1.24
$18.34
$25.31
$1.855
$23.45
$31.33
$2.535
$28.79
$29.08
$3.29
$25.79
$37.75
$4.10
$33.65
$44.33
$4.96
$39.37
$43.97
$5.89
$38.08
$49.83
$6.86
$42.97
$53.68
$7.88
$45.80
$58.11
$8.42
$49.69
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014Q2
Diluted BVPS
Accumulated Dividends Declared

Delivering Excellent Shareholder Value Creation
Total Value Creation = Growth in Diluted Book Value per Share
(1)
+ Accumulated Declared Dividends
2002 – 2014Q2  CAGR = 13.2%

(1)  Diluted book value per share calculated using treasury stock method.  12/31/02 diluted BVPS is pro forma for AXIS Capital IPO.

$291
$176
$710
$66
$318
$472
$318
$106
$113
$108
$206
$120
$118
$61
$397
$289
$818
$272
$438
$590
$379
$0
$200
$400
$600
$800
$1,000
2008 2009 2010 2011 2012 2013 2014 H1
Share Buybacks(2) Common Dividends Paid
(1)  Operating Income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares.
(2)  Share buybacks include open market and employee-related purchases.
Stable capital levels
Increasing capital efficiency supporting business expansion
($ in Millions)
‘08
– ’14 H1 Dividends Paid + Share Buybacks =
106% of ‘08 – ’14 H1 Aggregate Operating Income
(1)
Significant Return of Capital to Shareholders

Long-term track record of success
Recent challenges driven by catastrophe exposure and frequency of severity in underwriting portfolios
Initiatives in process to deliver strategic goals
Realization of targeted benefits not dependent on pricing cycle
Dual insurance/reinsurance platform is a strategic advantage
Well-positioned for current environment
On Course to Deliver Consistently Superior Results

Top-quintile
risk-adjusted
returns over
the cycle

Continue with Strategy to Achieve Goals
Invest in our people and culture
Underwriting talent which delivered top-tier underwriting
results since inception
Successfully attracting and adding new top-tier
underwriting talent
Deliver diversified growth
Bring specialist underwriting to new target markets
Develop new specialist franchises in AXIS model
More balance and lower volatility
Optimize enterprise-wide risk portfolio
Constantly improving data and analytics
Informed, not ruled, by models
Enhance operational excellence
Optimal organizational structure
Investments in IT
Competitive cost structure

Significant contributions from new, diversifying initiatives
Accident and Health unit
Global agriculture reinsurance line
New, diversifying initiatives in early stages
Lloyd’s presence
Re-entry into U.S. primary casualty
New distribution initiatives in U.S. excess casualty
Expanded professional liability, energy and marine specialties in Asia & Australia
Established Weather and Commodities Markets unit
Established third party capital management business
New healthcare liability insurance unit

Delivering Diversified Growth
Diversifying and strengthening distribution
Stronger relationships with major providers
Retail distribution
Adding resources to distribution management at both corporate and segment levels
Delivering product to Canada, Australia, Asia, South America, as appropriate

Net Earned Premium Mix by Year
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009
2010
2011
2012
2013
2014 YTD
35%
35%
32%
32%
31%
34%
28%
27%
25%
21%
20%
17%
35%
36%
37%
38%
36%
32%
1%
2%
6%
9%
13%
17%

Net Earned Premium Mix by Year
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009
2010
2011
2012
2013
2014 YTD
40%
44%
44%
42%
40%
43%
25%
16%
14%
12%
9%
8%
35%
40%
38%
37%
37%
34%
4%
9%
13%
15%

Low Volatility Requiring Lower UW
Returns (Agriculture QS, Motor
Proportional)
Mid / Long Tail Requiring Lower UW
Returns
(Liability, Professional, Motor XOL)
Mid Volatility Requiring Mid Range UW
Returns
(Property, Credit & Surety, Engineering)
High Volatility Requiring Higher UW
Returns
(Agriculture Stop Loss, Catastrophe)
Low Volatility Requiring Lower UW
Returns (Accident & Health)
Mid / Long Tail Requiring Lower UW
Returns
(Liability, Professional)
Mid Volatility Requiring Mid Range UW
Returns (Property, Marine)
High Volatility Requiring Higher UW
Returns
(Terrorism, Aviation, Credit and
Political Risk)
Reinsurance Insurance
Current Year Underwriting Margin Characteristics
Targeting More Stable Returns with Changed Mix
Increased Capital Efficiency Offsets Higher Combined Ratios to Deliver High ROEs

25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
1-Apr-14
1-Jul-14
Largest 100 Yr PML
Largest 250 Yr PML

2008
2009
2010
2011
2012
2012
2013
2014

Largest Modeled 1 in 100 and 250 Year PML as a % of Common Equity 1 in 250 All Perils Net Annual Aggregate Loss as a % of Common Equity 12 Rebalanced Natural Catastrophe Exposure

Quality of Loss
Ratio
Profitable
Growth
Expense Ratio
Reduction
Optimal Capital
Structure
Initiatives in Process Designed to Deliver Improved Returns Independent of Cycle
• Continued
management of
catastrophe risk
• More stable accident
year loss ratio
ex-cats
• Enhanced data and
analytics supporting
optimization of
portfolios
• Effective
reinsurance
purchasing
• Prudent reserving
• Lower aggregate
catastrophe exposure
and reduced volatility
• Effective reinsurance
purchasing
• Third party capital
• Robust and
appropriate capital
return including share
repurchase and
dividend payment
• Appropriate financial
leverage
• More scale from
newer initiatives
reducing expense
drag
• Investments in
operational
effectiveness
expected to bear
fruit after 2015
• Significant, new
diversifying
initiatives, including
A&H and Agriculture
• Initiatives focused
on expanded
distribution, product
and geography
• Lines with lower
volatility support net
investment income
growth
Targeting 4-5 CR points of incremental margin by 2017, leading to higher ROEs
Focus on Drivers of Shareholder Value

150
140
130
120
110
100
90
80
70
60
50
40
30
Rate Change Index (2004 = 100)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Marine & Energy Lines, 141
Property Lines, 118
AXIS Insurance Total, 103
Casualty Lines, 101
Professional lines, 85
Aviation & Terrorism, 50

Environment Continues to Support Good Margins AXIS Insurance Current Business Mix Rate Change Index 14

AXIS Re Well-Positioned
Large Companies
Capital
Markets
Smaller Companies
(Capital <$3Bn)
The capital markets product has
disadvantages, but plays a role
We offer stability and respect the
“implied put”
Capital markets are complex for
buyers and their staff
Versus Capital Markets
Broad product offering
Global presence
Strong leaders of specialty businesses
Usually in top 10 on panel for large
buyers
Versus Smaller (Re)insurers
Buyers are attempting to diversify
away from Large Companies
Broker-friendly alternative as
brokers actively target direct
markets
Versus Large (Re)insurers

Scale advantage with ~$7 billion in capital
Established brand name and reputation with clients
Whole account capabilities with expertise in multiple products and geographies
Superior claims service
Strong insurance platform
Unquestioned financial strength
Strategies to improve performance independent of P&C cycle
Well Positioned to Succeed in Current Environment

Question & Answer Session

Non-GAAP Financial Measures
($ in Billions) ’02 – ’13 Aggregate
’02 – ’13 Consolidated underwriting income $4.1
Corporate expenses (0.9)
Net investment income 3.7
Net realized investment gains 0.1
Foreign exchange gains 0.1
Interest expense and financing costs (0.4)
Income before income taxes $6.7

In this presentation, we present consolidated underwriting income, which is a “non-GAAP financial measure” as defined in Regulation G.
Consolidated underwriting income is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-
related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations.  While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income to income before income taxes (the nearest GAAP financial measure) is included below.
We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation "consolidated underwriting income", which incorporates "underwriting-related general and administrative expenses".
Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company.  As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income.  Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income  for the same reason.
We evaluate our underwriting results separately from the performance of our investment portfolio.  As such, we believe it appropriate to exclude net investment income and net realized investment gains from our underwriting profitability measure.
As noted above, foreign exchange gains in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities.  However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange gains (losses) arising from our underwriting portfolio.  As a result, we believe that foreign exchange gains are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income.
We believe that presentation of consolidated underwriting income provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.